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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------
                                    FORM 8-K
                             -----------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 11, 1998
                          ----------------------------
                Date of report (Date of earliest event reported)

                                DUANE READE INC.
             (exact name of registrant as specified in its charter)

               DELAWARE                                  001-13843                              04-3164702
         --------------------                      --------------------                    --------------------
(State or other jurisdiction of                   Commission File Number            (I.R.S. Employer Identification
incorporation or organization)                                                                   Number)


                   440 NINTH AVENUE, NEW YORK, NEW YORK 10001
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              (Address of Principal Executive Offices) (Zip Code)

                                 (212) 273-5700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

       Duane Reade, a New York general partnership ("Duane Reade"), and a wholly-owned subsidiary of Duane Reade Inc., a Delaware corporation, consummated the acquisition of substantially all of the operating assets (including inventory and store leases) of Rock Bottom Stores, Inc., a Delaware corporation ("Rock Bottom"), on September 11, 1998, for a purchase price of approximately $30 million plus approximately $31 million in inventory, subject to certain purchase price adjustments.

       Prior to the acquisition, Rock Bottom operated 38 retail stores in the greater New York City area, including Nassau and Suffolk counties. Duane Reade plans to continue to operate a number of the acquired stores as retail drug stores, converting them from the "Rock Bottom" to the "Duane Reade" operating name and format over the next few months and adding pharmacy departments to Rock Bottom stores that currently do not have such departments. In addition, Duane Reade may elect to sell or close certain of the acquired stores. Duane Reade funded the purchase price for the acquisition through a concurrent borrowing of an additional $70 million from DLJ Capital Funding, Inc., as syndication agent for various lenders, through an amendment of its existing credit facility.

       Except for historical information contained herein, the statements in this Report on Form 8-K are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to differ materially from forecasted or expected results. Those risks include, among other things, the competitive environment in the drugstore industry in general and in the Company's specific market area, inflation, changes in costs of goods and services and economic conditions in general and in the Company's specific market area.








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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b) Financial Statements and Pro Forma Financial Statements.
            To be filed by amendment.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

       10.14 Amended and Restated Credit Agreement, dated as of September 11, 1998, among Duane Reade, Duane Reade Inc., DRI I Inc., various financial institutions, as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent, and Credit Lyonnais New York Branch, as Documentation Agent.

       10.15 Amended and Restated Partnership Agreement, dated as of September 11, 1998, among Duane Reade Inc., DRI I Inc. and Fleet National Bank, as Administrative Agent.

       10.16 Amended and Restated Borrower Security Agreement, dated as of September 11, 1998, between Duane Reade and Fleet National Bank, as Administrative Agent.

       10.17 Amended and Restated Holdings Pledge Agreement, dated as of September 11, 1998 between Duane Reade Inc. and Fleet National Bank, as Administrative Agent.

       10.18 Amendment Agreement to Credit Agreement, dated as of September 11, 1998, among Duane Reade, Duane Reade Inc., DRI I Inc., various financial institutions as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent, and Credit Lyonnais New York Branch, as Documentation Agent.

      *99.1   Press Release of the Company dated August 4, 1998.

      99.2    Press Release of the Company dated September 15, 1998.

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*  Incorporated by reference from the Company's Current Report on Form 8-K, dated August 7, 1998.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 24, 1998

                              DUANE READE INC.


                              By:      /s/ William J. Tennant
                                       --------------------------
                                       Name:   William J. Tennant
                                       Title:  Senior Vice President and
                                               Chief Financial Officer




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                                 EXHIBIT INDEX

DOC. NO.                  DOCUMENT DESCRIPTION
--------                  ---------------------
 10.14 Amended and Restated Credit Agreement, dated as of September 11, 1998, among Duane Reade, Duane Reade Inc., DRI I Inc., various financial institutions, as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent, and Credit Lyonnais New York Branch, as Documentation Agent.

 10.15 Amended and Restated Partnership Agreement, dated as of September 11, 1998, among Duane Reade Inc., DRI I Inc. and Fleet National Bank, as Administrative Agent.

 10.16 Amended and Restated Borrower Security Agreement, dated as of September 11, 1998, between Duane Reade and Fleet National Bank, as Administrative Agent.

 10.17 Amended and Restated Holdings Pledge Agreement, dated as of September 11, 1998 between Duane Reade Inc. and Fleet National Bank, as Administrative Agent.

 10.18 Amendment Agreement to Credit Agreement, dated as of September 11, 1998, among Duane Reade, Duane Reade Inc., DRI I Inc., various financial institutions as Lenders, DLJ Capital Funding, Inc., as Syndication Agent, Fleet National Bank, as Administrative Agent, and Credit Lyonnais New York Branch, as Documentation Agent.

*99.1  Press Release of the Company dated August 4, 1998.

99.2   Press Release of the Company dated September 15, 1998.



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*   Incorporated by reference from the Company's Current Report on Form 8-K, dated August 7, 1998.